UBS Media Conference December 4, 2007

Safe Harbor Statement Certain statements contained in this presentation regarding RHD's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," "industry outlook, trends and forecast" and similar expressions, as they relate to RHD or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only RHD's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to RHD. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause RHD's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of future financial and operating results, RHD's plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk that the legacy Dex and RHD businesses will not continue to be integrated successfully; (2) the risk that the expected strategic advantages and remaining cost savings from the Dex Media merger may not be fully realized or may take longer to realize than expected; (3) disruption from the Dex Media merger making it more difficult to maintain relationships with customers, employees or suppliers; and (4) general economic conditions and consumer sentiment in our markets. Additional factors that could cause RHD's results to differ materially from those described in the forward-looking statements are described in detail in RHD's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 in Item 1A "Risk Factors" as well as RHD's other periodic filings with the SEC that are available on the SEC's website at www.sec.gov. We will reference numerous non-GAAP financial measures in this presentation. Please see the appendix for a reconciliation of all non-GAAP measures to the most comparable GAAP measures.

"The reports of my death have been greatly exaggerated." Mark Twain yellow pages

Key Messages 2007 Results in Line with Business Plan and Latest Guidance Ad Sales Slightly Below Original Plan Significant Progress Positioning for Future 2008 Positioned for Growth Economic Indicators Suggest Caution is Prudent Net/Net Guiding to Flat $100 Million Share Repurchase Authorization Effective Immediately

R.H. Donnelley Overview $2.7 billion revenue $1.4 billion EBITDA High FCF conversion Operations in 29 states 2,000 trusted marketing advisors Over 600,000 advertisers Leading Provider of Local Commercial Search Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

R.H. Donnelley operates in 25 of the 50 healthiest metro areas in the U.S. according to Moody's Economic Vitality Index based on: Household income growth Labor availability Regional cost structure Employment volatility Resilient local economies lead to growth in consumer spending which in turn drives opportunities for RHD Attractive Markets Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

Then Our Advertisers Buyers Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

Now Our Advertisers Buyers Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics Deliver ads whenever, wherever and however consumers are looking for our advertisers' products and services

Triple Play Delivers More Active Buyers Active Buyers in Seattle = 136,000 Est. Consumer Expenditures for Auto Body Repair = $124 million 27,708 5,587 9,464 42,759 Media Exposure to Active Buyers PRINT IYP ONLINE SEARCH Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics Triple Play influenced 1/3 of active buyers

Investment Highlights Strong and Stable Business Consistent / stable revenue & usage Diversified local SME customer base Strong ROI to advertisers RHD's DNA ~2,000 trusted marketing advisors Successful operating & integration track record Experienced Internet and operational leaders Innovators in print and online local search Expanding Market Opportunity Online Local search fastest growing media segment Integrated Triple Play strategy Increases addressable market High volume of qualified leads for SMEs Exceptional Cash Flow High recurring revenue and margins Value creation through delevering Valuable tax benefits Returning capital to shareholders

YP & Total Advertising Growth vs GDP Stable Industry Performance Source: McCann Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics -10% -5% 0% 5% 10% 15% 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007E YP Growth Total Advertising Growth US GDP Growth

Media Usage Trends Source: Veronis Suhler Stevenson, 2007 Time spent with print Yellow Pages expected to remain stable Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

Diversified Advertiser Base Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics Highly diversified with low exposure to real estate Source: RHD marketing research Top 10 Headings % of 2007 Revenue Attorneys & Lawyers 9% Physicians & Surgeons 5% Dentist 4% Plumbing Contractors 2% Insurance 2% Roofing Contractors 2% Storage-Household & Commercial 1% Auto Repair & Service 1% Chiropractors 1% Air Conditioning-Contractors 1% Total 29% Real estate Housing Related Other Revenue 0.016 0.052 0.932 Real Estate Headings (1.6% of revenue) Housing Related Headings (5.2% of revenue) 2007 Revenue All Other Headings (93.2% of revenue)

Total Ad Sales by Brand 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 EMBARQ 329.3 349 362.8 373.2 391.7 421.7 448.4 490.4 519.6 544.1 565.5 567.4 552.2 552.6 567.8 593.5 613.7 604.3 AT&T 446 447 420 406 419 429 441 452 475 497 503 507 487 468 464 452 419 420 Qwest 832 889 941 990 1070 1136 1221 1310 1390 1462 1538 1607 1651 1671 1668 1689 1654 1649 $ millions Ad Sales by Brand - 1990 to 2007E Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

Investment Highlights Strong and Stable Business Consistent / stable revenue & usage Diversified local SME customer base Strong ROI to advertisers Expanding Market Opportunity Online Local search fastest growing media segment Integrated Triple Play strategy Increases addressable market High volume of qualified leads for SMEs

6% CAGR RHD's Addressable Market Expected to Grow Print IYP Online Local Search 2006 15.1 0.7 0.9 2011E 15.6 1.6 4.1 U.S. addressable market; $ billions Source: Veronis Suhler Stevenson, 2007 Opportunity Modest U.S. print industry growth Online search growing rapidly Triple Play provides strategy to capitalize on opportunity Differentiated from online only players Portfolio of effective, measurable solutions $17 $22 RHD Triple Play Print yellow pages Proprietary Internet yellow pages site DexKnows.com Rest of the Internet (SEM, SEO and Business.com) (34% CAGR ) (20% CAGR ) (1% CAGR ) Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

RHD Market Penetration Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics 55% of SME's spend money on advertising Among those advertising, 57% use Print Yellow Pages Approximately 80% of YP advertisers in RHD's markets advertise in RHD directories. Opportunity to grow number of advertisers with online Source: Inc. Magazine and RHD market research 25% market penetration currently - digital products expand addressable market

Investment Highlights Strong and Stable Business Consistent / stable revenue & usage Diversified local SME customer base Strong ROI to advertisers RHD's DNA ~2,000 trusted marketing advisors Successful operating & integration track record Experienced Internet and operational leaders Innovators in print and online local search Expanding Market Opportunity Online Local search fastest growing media segment Integrated Triple Play strategy Increases addressable market High volume of qualified leads for SMEs

2006 2007 Revenues 0.49 0.6 2006 2007 Revenues 7313 7944 Digital Products Gaining Traction: Illinois Case Study 2006 2007 Gross Profit 1932 2052 Digital Participation Rate Increasing Digital Drives Higher Spending Among New Customers Spending up Among Retained Digital Customers Digital Products Contributing to Cash Flow Growth 49% 60% 2006 2007 ave dollars spent 2172.17 2431.44 +9% Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics +12% +6% $7,313 $7,944 $2,172 $2,431 $231.8M $246.2M % of Total Customers that Purchase Digital Ave. Annual Spending of Retained Digital Customers Ave. Annual Spending Among New Customers Gross Profit Among Retained Customers that Purchased Digital

Path to Sustainable Growth Recurring represents the percent of prior year ad sales from renewals and increased spending among existing advertisers. New represents the percent of prior year ad sales from new ads purchased by new advertisers. NOTE: Figures are estimates based on currently available information and subject to change Current Ilustrative: 3% Growth Scenario Recurring 0.94 0.94 New 0.06 0.09 SEM/SEO 1200 Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics Triple Play can help RHD retain existing advertisers and attract new ones Triple Play can help RHD retain existing advertisers and attract new ones

Trusted Marketing Advisor Relationships and content are key advantages Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

Financial Overview Steve Blondy Executive Vice President & CFO

RHD's Transformation 2002 2007E Revenues 75 2680 2002 2007E Revenues 148 1440 2002 2007E Revenues 46 600 Revenue Free Cash Flow EBITDA Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers For 2002 revenue and EBITDA represents adjusted results, free cash flow represents reported results. 2002 net revenue is stated on a comparable basis to current revenue recognition policies. Cumulative net debt repayment represent RHD and Dex combined amounts. (1) 10x (1) 36x 13x (1) Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics $ millions $ millions $ millions Cumulative Debt Repayment 2003 2004 2005 2006 2007E Cumulative Debt Repayment 648 1336 1859 2521 3226 $ millions

2007 Financial Highlights $ millions Advertising Sales (1) $2,735 $2,745 EBITDA before FAS123R 1,490 1,440 Cash Interest Paid (3) (754) (735) Capex (79) (85) Other Items (11) (20) Free Cash Flow (4) $646 $600 Net Debt at Year-End (5) $10.1 billion $9.9 billion Wtd. Avg. Diluted Shares 71.5 million 72.0 million 2006 PF Actual 2007 Outlook (2) NOTE: Please see Appendix for a reconciliation of non-GAAP figures to the most comparable GAAP numbers. 2006 and 2007 ad sales pro forma for Business.com as if transaction completed at the beginning of 2006. Reflects financial impact of Business.com from the date of acquisition (8/23/2007) except ad sales 2006 cash interest comprised of $664 cash interest paid plus $90 million to reflect second semi-annual coupon on bonds issued in January 2006, 2007 amount excludes share repurchase. (4) Reflects pro-forma adjusted free cash flow of $736 million, less $90 million discussed in footnote 3 (5) Excludes fair market value adjustment related to purchase accounting and excludes impact of announced share repurchase . Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

Lower cost of debt 2008 average rate down from 8.2% to 7.9% Simplify capital structure and increase financial flexibility Eliminated most restrictive covenants Reduced registrants from 5 to 3 Extend debt maturities Over 60% of debt matures in 2013 or later Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics Refinancing Objectives Accomplished

Capital Structure Overview Maturity / Amortization Schedule 1 1 Schedule does not include Revolvers Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics ($ in Millions) 1,250 $3,551

Ad Sales by Brand 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 EMBARQ 329.3 349 362.8 373.2 391.7 421.7 448.4 490.4 519.6 544.1 565.5 567.4 552.2 552.6 567.8 593.5 613.7 604.3 AT&T 446 447 420 406 419 429 441 452 475 497 503 507 487 468 464 452 419 420 Qwest 832 889 941 990 1070 1136 1221 1310 1390 1462 1538 1607 1651 1671 1668 1689 1654 1649 $ millions Ad Sales by Brand - 1990 to 2007E Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

Ad Sales by Brand 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Qwest 832 889 941 990 1070 1136 1221 1310 1390 1462 1538 1607 1651 1671 1668 1689 1654 1649 $ millions Qwest Ad Sales - 1990 to 2007E Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

Ad Sales by Brand 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 EMBARQ 329.3 349 362.8 373.2 391.7 421.7 448.4 490.4 519.6 544.1 565.5 567.4 552.2 552.6 567.8 593.5 613.7 604.3 $ millions Embarq Ad Sales - 1990 to 2007E Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

Ad Sales by Brand 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 $ millions AT&T Ad Sales - 1990 to 2007E Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

Guidance $ millions Advertising Sales (1) $2,745 $2,745 EBITDA before FAS123R (3) 1,440 1,440 Cash Interest Paid (4) (735) (710) Capex (85) (90) Other Items (20) (20) Free Cash Flow $600 $620 Net Debt at Year-End (5) $9.9 billion $9.5 billion Wtd. Avg. Diluted Shares 72.0 million 72.5 million 2007 Outlook (2) 2008 Guidance NOTES: Please see Appendix for a reconciliation of non-GAAP figures to the most comparable GAAP numbers. Estimated 2007 ad sales pro forma include Business.com as if transaction completed at the beginning of the year. Reflects financial impact of Business.com from the date of acquisition (8/23/2007) except ad sales. 2007 figures exclude the effects of purchase accounting and certain merger-related expenses EBITDA excludes non-cash stock-based compensation expense of approximately $35 million and $37 million for 2007 and 2008, respectively. 2007 EBITDA excludes approximately $32 million purchase accounting and related expenses. 2007 and 2008 EBITDA and free cash flow exclude approximately $3 million and $5 million, respectively, related to former Business.com stock awards. Excludes non-cash interest of $57 million in 2007 and $63 million in 2008 related to Dex Media Inc. Inc. PIK notes and excludes impact of announced share repurchase. Excludes fair market value adjustment related to purchase accounting and excludes impact of announced share repurchase. Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

2006 2007 2008 2009 Cumulative Synergies - Revised Estimate 16 39 55 75 Dex Synergies Synergies on target, but full realization delayed one year NOTE: Figures are estimates based on currently available information and subject to change $ millions Overview Strong and Stable Industry Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

Dex Integration Costs $ millions 2006 2007 2008 TOTAL P&L Expenses 10 18 2 30 Capital Expenditures 0 32 10 42 Goodwill 10 10 $82 NOTE: Figures are estimates based on currently available information and subject to change $20 $50 $12 Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics 2008 integration costs primarily reflect investment in IT systems

Based on a 40% tax rate Using a 35% tax rate for NOLs. Includes impact of IRS settlement Assumes full utilization of "step-up" benefit in each year. Assumes full utilization of NOL in 2012 Assumes weighted average diluted shares outstanding of 72.5 million per current 2008 guidance Valuable Tax Benefits Acquisitions resulted in tax basis "step-up" of approximately $10 billion Cash value of over $250 million per year(1) through 2017 Federal net operating loss carryforward of approximately $400 million(2) No significant cash tax payments until 2012 Discount rate 6% 8% NPV ($ billions) $2.1 $1.9 Value per Share(5) $30 $27 Net Present Value of Available Cash Tax Benefits(3,4) Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics

Use of Free Cash Flow Overview Strong and Stable Business Expanding Market Opportunity RHD's DNA Exceptional Financial Characteristics Debt Repayment Share Repurchase Free Cash Flow 0.833333333 0.166666666666666 Can increase payout to shareholders as leverage comes down 2007 Outlook and 2008 Guidance does not reflect completion of share repurchase. 2008 dividend expected to commence following the first quarter. Therefore, cash payments in calendar 2008 will be three-fourths of the total shown above. $155 million represents expected payout in the first 12 months following the initiation. Share Repurchase ($100 million) (1) (17%) 2007 Free Cash Flow (Outlook: $600 million) Debt Repayment ($500 million) (1) (83%) Debt Repayment Share Repurchase Free Cash Flow 0.75 0.25 2008 Free Cash Flow (Guidance: $620 million) Dividend (2) ($155 million) (25%) Debt Repayment ($465 million) (1) (75%)

Investment Highlights Strong and Stable Business Consistent / stable revenue & usage Diversified local SME customer base Strong ROI to advertisers RHD's DNA ~2,000 trusted marketing advisors Successful operating & integration track record Experienced Internet and operational leaders Innovators in print and online local search Expanding Market Opportunity Online Local search fastest growing media segment Integrated Triple Play strategy Increases addressable market High volume of qualified leads for SMEs Exceptional Cash Flow High recurring revenue and margins Value creation through delevering Valuable tax benefits Returning capital to shareholders

Appendix

Refinancing Sources & Uses

Capital Structure Overview RHD Corp. Corporate Bonds: $4.0 Subsidiary Bank: 3.7 Subsidiary Bonds(1): 2.2 Net Debt(1): $9.9 Total Equity(2): $3.2 Dex Media Inc. Bonds(1) only: $1.1 RHD Inc. Bank only: $1.6 Dex Media East Bank only: $1.1 Dex Media West Bank: $1.0 Bonds(1): 1.1 Total Debt: $2.1 ($ billions) Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers Excludes purchase accounting fair value adjustment Based on 72 million shares outstanding and share price of $44.42 as of November 30, 2007. Does not reflect any share repurchases in 2007. Projected 12/31/07 balances (3)

2008 EBITDA Bridge

Reconciliation of 2007 and 2008 Outlook Unaudited $ millions

Reconciliation of 2007 & 2008 Outlook (cont.) Unaudited $ millions

Reconciliation of Net Debt Unaudited $ billions

Reconciliation of 2006 Unaudited $ millions

Reconciliation of 2006 (cont.) Unaudited $ millions

Notes Schedules

Notes Schedules (cont.)